                                                                  EXHIBIT 10.16



              AMENDED AND RESTATED SHAREHOLDERS' RIGHTS AGREEMENT


THIS AMENDED AND RESTATED SHAREHOLDERS' RIGHTS AGREEMENT ("Agreement") amends and restates that certain Shareholders' Rights Agreement entered into as of November 30, 1995 by and among NextWave Telecom Inc., a Delaware corporation ("Company") and certain investors all of whose names appear on the signature pages to this Agreement. This Agreement is entered into effective as of February ___, 1996 (the "Effective Date") by and among the Company and the investors whose names appear on the signature pages to this Agreement, each of whom is referred to in this Agreement as a "Shareholder" and collectively, as the "Shareholders." As indicated on the signature page(s) hereto, some of the shareholders are holders of Series A Common Stock of the Company ("Series A Shares"), some of the shareholders are holders of Series B Common Stock of the Company ("Series B Shares"), and some of the shareholders are holders of Series C Common Stock of the Company ("Series C Shares"). Shareholders holding Series A Shares are collectively referred to as "Series A Shareholders." Shareholders holding Series B Shares, whether received in an initial issuance by the Company or as a result of conversion of securities convertible into Series B Shares, or rights to purchase Series B Common Stock by conversion of a convertible promissory note ("Convertible Note") are collectively referred to as "Series B Shareholders." Shareholders holding Series C Shares are collectively referred to as "Series C Shareholders."

This Agreement is made with reference to the following facts:

     A. The Series A Shareholders collectively own at present all of the issued and outstanding Series A Shares.

     B. The Series B Shareholders collectively own at present all of the issued and outstanding Series B Shares and certain Series B Shareholders own that number of warrants exercisable into Series B Shares (collectively "Series B Warrants") as set forth opposite their names on Exhibit "A" attached hereto and incorporated herein by this reference.

     C. The Series C Shareholders collectively own at present all of the issued and outstanding Series C Shares.

     D. The parties have determined that it is in the best interests of the Company and to the mutual advantage of the Shareholders to provide for continuity and stability in the Company's management and ownership, by setting forth the terms and conditions whereby the Shareholders may participate in certain issuances by the Company and the Series B Shareholders may transfer all or a portion of their Securities (as defined herein) under certain circumstances.

NOW, THEREFORE, in consideration of the premises set forth herein, the mutual terms, covenants, and conditions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree that the Shareholders' Rights Agreement is hereby amended and restated as follows:

     1. SCOPE AND INCEPTION OF AGREEMENT. The term "Securities" for purposes of this Agreement means all Series B Shares, Series B Warrants and Series C Shares, any interest therein, and any rights or options to acquire an interest therein, of whatever source or nature, now or subsequently held by any of the Shareholders. This Agreement shall become operative as of the Effective Date.

     2. RIGHT OF FIRST OFFER REGARDING COMPANY ISSUANCES. Each time the Company proposes to offer (i) any Series B Shares, or securities convertible into Series B Shares (other than Series A Shares or warrants to purchase Series B Shares issued to Series A Shareholders as the result of a Dilutive Issuance, as that term is defined in the Restated Certificate of Incorporation of the Company (the "Restated Certificate") or exercisable for any Series B Shares,
(ii) any Series C Shares or (iii) any shares of, warrants to purchase, or rights, options, or instruments exchangeable for, any class of its capital stock (other than Series A Shares or warrants to purchase Series B Shares issued to Series A Shareholders as the result of a Dilutive Issuance, as that term is defined in the Restated Certificate), whether now or hereafter authorized (collectively "Company Shares"), the Company first will make an offering of such Company Shares to each Shareholder in accordance with the following provisions:

        a. Notice. The Company will deliver a notice by certified mail (an "Issuance Notice") to each Shareholder stating (i) its bona fide intention to offer such Company Shares, (ii) the number of such Company Shares to be offered, and (iii) the price and terms, if any, upon which it proposes to offer such Company Shares.

        b. Mechanics. (i) Within twenty (20) calendar days after delivery of the Issuance Notice, each Shareholder may elect to purchase, at the price and on the terms specified in the Issuance Notice, up to that portion of such Company Shares which equals the proportion that the number (assuming full conversion and exercise of all convertible or exercisable securities held by all Shareholders, without regard to any restrictions on conversion) of Series B Shares issued and held by such Shareholder bears to the total number of outstanding Series B Shares (assuming full conversion and exercise of all convertible or exercisable securities into Series B Shares without regard to any restrictions on conversion) (that proportion being the Shareholder's "Pro Rata Portion" of Company Shares). The parties hereto acknowledge and agree that the calculation in the foregoing sentence shall be made assuming full conversion and exercise of all convertible or exercisable securities held by all Shareholders without regard to any restrictions on conversion, including the conversion of the Series A Shares at the Series A Conversion Ratio set forth in the Restated Certificate and the conversion of the Series C Shares at the Series C Conversion Ratio set forth in the Restated Certificate; (ii) The Company will promptly, in writing, inform each Shareholder which purchases all of its Pro Rata Portion of Company Shares of any other Shareholder's failure to do likewise; (iii) During the 10-day period commencing after such information is given, each fully-exercising Shareholder will be also entitled to purchase that portion of the non-fully exercising Shareholders Pro Rata Portion of Company Shares which is equal to the proportion that the number of Series B Shares issued and held, or issuable upon conversion of convertible securities then held, by such fully-exercising Shareholder bears to the total number of Series B Shares issued and held, or issuable upon conversion of convertible securities then held, by all fully-exercising Shareholders who wish to purchase all or a portion of the unsubscribed shares. If all Company Shares which Shareholders are entitled to purchase pursuant to this subsection b. are not purchased as provided in this subsection b. the Company may, during the 45-day period following the expiration of the period provided in this subsection b. offer the remaining unsubscribed portion of such Company Shares to any person or persons at a price not less than, and upon terms no more favorable to the offeree than those specified in the Issuance Notice. If the Company does not enter into an agreement for the sale of the Company Shares within such 45-day period, or if such agreement is not consummated within thirty (30) days of the execution thereof, the right provided pursuant to this Section 2 will be deemed to be revived and such Company Shares will not be offered unless first reoffered to the Shareholders in accordance with this Section 2.

        c. Excluded Offers. The right of first offer in this Section 2 will not be applicable to (i) the issuance or sale of shares of Common Stock (or options therefor) to employees, consultants or directors for the primary purpose of retaining their services to the Company, which do not exceed, in the aggregate, 12.5% of the equity of the Company on a fully diluted basis; (ii) the issuance of securities pursuant to the conversion or exercise of convertible or exercisable securities; (iii) the issuance of securities in connection with a bona fide business acquisition of or by the Company, whether by merger, consolidation, sale of assets, sale or exchange of stock or otherwise resulting in the Shareholders having less than fifty percent (50%) of the voting power of the surviving entity; or (iv) the issuance of up to 1,019,444 shares of Series
C Common Stock to be issued to QUALCOMM, Incorporated ("QUALCOMM") at $.39 per share upon conversion of a portion of a promissory note to be issued to QUALCOMM related to a proposed Bridge Loan of up to $25 Million and additional equipment financing.

     3. RIGHT OF FIRST OFFER REGARDING SALES OF SERIES B SHARES AND SERIES C SHARES. If a Shareholder desires to sell or otherwise transfer any Securities, such Shareholder will comply with the procedures set forth below. As a condition precedent to the validity of any such transfer, the transferee shall execute an amendment to this Agreement pursuant to which such transferee shall receive the Securities subject to all the provisions contained in this Agreement. Such transferee shall thereafter be a "Shareholder" for purposes of this Agreement.

        a. Right of First Offer. Each Shareholder covenants and agrees not to offer for sale, sell, assign, give, transfer, or in any other way dispose of any or all Securities that such Shareholder now owns or may later acquire until
(i) it first offers to sell such Securities to the Company and (ii) if the Company fails or refuses to purchase all such Securities, during the time and for the price determined in accordance with this Agreement, it then offers to sell such Securities to the other Shareholders as hereinafter provided.

        b. Notice of Proposed Transfer. The Shareholder desiring to dispose of its Securities will give written notice ("Sale Notice") of such desire to the Company; and the Company will give notice promptly to the other Shareholder(s). The Sale Notice will set forth, with respect to the proposed transfer, the number of Securities offered, the purchase price per share, all other terms and conditions of the offer, and an offer to sell such Securities to the Company and/or the remaining Shareholders on such terms and conditions. The date of the offer ("Date of the Offer") will be the date upon which the Company actually receives the Sale Notice conforming to all the requirements set forth herein.

        c. Option of Company. For fifteen (15) calendar days following receipt of the Sale Notice, the Company will have the option (except as limited by applicable law) to elect to purchase up to all of the Securities offered at the price and pursuant to the remaining terms and conditions set forth in the Sale Notice; provided, however, that the Company will only be entitled to purchase less than all of the Securities offered if the remaining Shareholder(s) purchase the remaining portion of the offered Securities which the Company does not purchase. A meeting of the Company's Board of Directors ("Board") will be called promptly upon receipt of the Sale Notice and will be held during the option period in sufficient time to allow the Board to consider the possible purchase of such Securities by the Company. If the offering Shareholder is a member of the Company's Board at the time the Sale Notice is presented to the Board, he or she will abstain from the vote. The option provided for in this
Section 3 will be exercised by giving written notice to the offering Series B Shareholder within the 15-day period set forth above.

        d. Option of Remaining Shareholders. In the event that the Company does not exercise its option in accordance with subsection c. each of the remaining Shareholder(s), for fifteen (15) calendar days following the expiration of the Company's 15-day option period, will have the option to purchase their Pro Rata Portion of the offered Securities not acquired by the Company, at the price and pursuant to the remaining terms and conditions set forth in the Sale Notice; provided, however, that the remaining Shareholder(s) will only be entitled to purchase less than all of the Securities offered if the Company purchases the remaining portion of the offered Securities which such Shareholder(s) do not purchase. Any Shareholder desiring to exercise such Shareholder's option will deliver to the Company, and to the offering Shareholder, a written notice of election to purchase the Securities with respect to which the option has been exercised. Any Securities offered to, but not purchased by, Shareholders declining to exercise their option will be offered to the electing Shareholders based on the ratio of the number of shares of Common Stock issued and held, or issuable upon conversion of convertible securities then held, by each electing Shareholder to the number of shares of Common Stock issued and held, or issuable upon conversion of convertible securities then held, by all such electing Shareholders. This process will be repeated until elections to purchase all of the offered Securities have been made or until no Shareholder has any further desire to purchase any additional offered Securities; in no event, however, will elections received after expiration of the 15-day period referred to above be honored unless accepted in writing by the offering Shareholder. If the electing Shareholders and the Company combined do not agree to purchase all of the offered Securities, the selling Shareholder may sell all of the offered Securities to a third party on the terms and conditions set forth in the Sale Notice within the 45-day period immediately following the expiration of remaining Shareholders' 15-day option period; provided, however, that any change from the purchase terms set forth in the Sale Notice will require resubmission to the Company and the Shareholders. If the selling Shareholder does not enter into an agreement for the sale of the Securities within such 45-day period, or if such agreement is not consummated within 30 days of the execution thereof, the right provided pursuant to this Section 3 will be deemed to be revived, and such Securities will not be offered unless first reoffered to the Shareholders in accordance with this Section 3.

        e. Excluded Offers. The right of first offer in this Section 3 will not apply to (i) any transfer to another Shareholder made in compliance with
Section 12 hereof, (ii) any transfer by a Shareholder that is a corporation to such Shareholder's direct or indirect parent or any directly or indirectly wholly-owned subsidiary of such direct or indirect parent of such corporate Shareholder, (iii) any transfer by a Shareholder to an entity which controls, is controlled by or is under common control with such transferring Shareholder,
(iv) any transfer to the ancestors, descendants or spouse of a Shareholder or to trusts for the benefit of such persons made in compliance with Section 4 hereof, or (v) any bona fide gift made in compliance with Section 12 hereof; provided that (A) the transferring Shareholder will inform the Shareholders of such transfer or gift prior to effecting it and (B) the transferee or donee will agree in writing to be bound by and comply with all provisions of this Agreement. Such transferred Securities will remain "Securities" hereunder, and such transferee or donee will be treated as a "Shareholder" for purposes of this Agreement.

     4. PURCHASE OF STOCK ON DEATH OF SHAREHOLDER.

        a. Transfers to Beneficiaries. Upon the death of an individual Series B Shareholder (the "Withdrawing Shareholder"), the Securities of the Withdrawing Shareholder (including but not limited to all Securities held by a Family Trust established by the Withdrawing Shareholder), or any interest therein held by the Withdrawing Shareholder (or his or her successor-in-interest), including but not limited to the community property interest of the Withdrawing Shareholder's spouse, may pass to such Withdrawing Shareholder's spouse or immediate family (the "Beneficiary"). The Beneficiary of such Securities shall execute an amendment to this Agreement pursuant to which such Beneficiary shall receive the Securities subject to all the provisions contained in this Agreement. Such Beneficiary shall thereafter also be a "Series B Shareholder" or "Series C Shareholder" for purposes of this Agreement. In the event the Beneficiary does not desire to hold the Securities, the Securities shall be transferred in accordance with Section 4.b. below.

        b. Transfers on Death of Shareholder. Upon the death of an individual Series B Shareholder whose Securities are not transferred in accordance with
Section 4.a. above, the Company shall purchase (except to the extent limited by applicable law), all of the Securities of the Withdrawing Shareholder at the Agreed Price provided for in Section 4.c. hereof, which shall be paid in accordance with Section 4.d. hereof. In the event that the Company does not purchase all the Withdrawing Shareholder's Securities, any Securities not so purchased may be purchased by the remaining Shareholders at the Agreed Price provided for in Section 4.c. hereof, which shall be paid in accordance with
Section 4.d. hereof. Each remaining Shareholder shall have the option to purchase its Pro Rata Portion of the Withdrawing Shareholder's Securities; provided, however, that if any of the remaining Shareholders exercise the foregoing option, the remaining Shareholders must collectively purchase all of the Withdrawing Shareholder's Securities not purchased by the Company and the remaining Shareholders may not purchase a mere portion thereof, unless consented to by the successor or representative of the Withdrawing Shareholder. All parties shall use their best efforts to close any purchases of Securities hereunder within one hundred eighty (180) calendar days of the appointment of a personal representative or equivalent with respect to the Withdrawing Shareholder.

        c. Determination of the Agreed Price. The price per share ("Agreed Price") at which Securities may be purchased pursuant to Section 4.b. hereof shall be equal to the fair market value on a per share basis of each Security as of the last day (the "Determination Date") of the most recent calendar month ending before the death of the Withdrawing Shareholder. Said fair market value shall be determined by the mutual agreement of the parties or, in the event the parties fail to so agree (within thirty (30) business days after the appointment of a personal representative, executor or guardian as the case may
be), as determined by a qualified appraiser mutually agreed to by the parties (the "Appraiser"), the cost and expense of which shall be borne by the Company. In the event that the parties are unable to appoint a mutually acceptable Appraiser, the parties acknowledge and agree that the Agreed Price shall be determined via mandatory and binding arbitration in accordance with Section 11 hereof.

        d. Payment of Agreed Price. In the event that the Company and/or the remaining Shareholder(s) ("Purchaser") purchase Securities pursuant to Section 4.b. of this Agreement, payment for such Securities shall be made on the date of purchase established by the Purchaser (within the relevant time periods set forth herein) by delivery of the following:

           i. Down payment. Cash, in the form of a certified or cashier's check, in an amount equal to ten percent (10%) of the Agreed Price, provided, however, that the Purchaser may elect in the Purchaser's sole discretion to pay a greater amount of the Agreed Price in cash; and

           ii. Promissory Note. The remaining balance of the Agreed Price shall be in the form of a promissory note (the "Note") in substantially the same form as attached hereto as Exhibit "B" and which Note shall be secured by a Pledge Agreement to be entered into by the Purchaser and Withdrawing Shareholder's personal representative in substantially the same form as attached hereto as Exhibit "C." If requested by the Withdrawing Shareholder's personal representative, the Securities acquired by Purchaser shall be placed in a third-party escrow (rather than with the Secretary of the Company) pursuant to a standard escrow agreement with the cost of escrow being divided equally between the Purchaser and the Withdrawing Shareholder.

        e. Transfer of Securities. Upon the payment in full of the down payment and the delivery of the Note described in Section 4.d. above, the Withdrawing Shareholder's personal representative or equivalent shall deliver to the Purchaser a receipt for the payment of the purchase price, the certificate(s) endorsed in blank which evidence the Securities transferred, and a stock assignment separate from such certificate(s).

     5. NO PLEDGE. Except as provided to the contrary herein, no Shareholder shall pledge, assign, hypothecate, or otherwise encumber any Securities, or any interest in any Securities, in whatever manner, and no Shareholder may gift or otherwise transfer any Securities, or any interest in any Securities, unless such pledge, assignment, hypothecation, encumbrance, gift or other transfer has been previously consented to in writing by the Company, in its sole discretion.

     6. OPINION OF COUNSEL. Notwithstanding any other provision in this Agreement, no Securities may be transferred to any person unless the transferring Shareholder first delivers to the Company an opinion of counsel reasonably satisfactory to the Company that states that such transfer complies with all applicable state aid federal securities laws and regulations and applicable Federal Communications Commission ("FCC") guidelines affecting the Company and its wholly owned subsidiary NextWave Personal Communications Inc., a Delaware corporation (the "Subsidiary").

     7. ENDORSEMENT ON SHARE CERTIFICATE. Each certificate representing Securities of the Company, now or hereafter issued, shall have endorsed on its face the following words:

     "ANY SALE, ENCUMBRANCE, PLEDGE, GIFT OR OTHER TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE, OR THE TRANSFER OF ANY INTEREST IN THE SECURITIES, OF WHATEVER SOURCE OR NATURE, IS RESTRICTED BY THE PROVISIONS OF THAT CERTAIN SHAREHOLDERS' RIGHTS AGREEMENT DATED NOVEMBER 30, 1995, AS AMENDED FROM TIME TO TIME, COPIES OF WHICH MAY BE INSPECTED AT THE PRINCIPAL OFFICE OF THE COMPANY AND THE PROVISIONS OF WHICH ARE INCORPORATED HEREIN BY THIS REFERENCE."

An executed copy of this Agreement shall be delivered to the Secretary of the Company, such copy to be made available by the Secretary to any person duly authorized in writing by an existing Shareholder to inspect such Agreement.

     8. REGISTRATION RIGHTS. The Series B Shareholders will have the registration rights set forth in Exhibit "D" attached hereto, which rights shall survive the termination of this Agreement.

     9. TERMINATION OF AGREEMENT. Except as set forth in Section 14 herein, this Agreement shall terminate upon the earlier to occur of the following:

        a. The dissolution of the Company;

        b. The appointment of a receiver to take possession of all or substantially all of the assets of the Company, a general assignment by the Company for the benefit of creditors, or any action voluntarily taken by the Company under any insolvency or bankruptcy act;

        c. Any action involuntarily suffered by the Company under any insolvency or bankruptcy act, which continues for a period of ninety (90) calendar days;

        d. The acquisition of the Company by merger, sale of assets, sale of stock, or otherwise, resulting in the Shareholders having less than fifty percent (50%) of the voting power of the surviving entity;

        e. A firm commitment underwritten public offering of the Series B Common Stock in which the aggregate price paid by the public is at least $20 million
(a "Qualified Public Offering"); or

        f. Payment in full of all sums due and owing to the FCC by the Company or the Subsidiary in connection with the issuance to the Subsidiary of a license by the FCC (the "Termination Date").

     10. SCOPE OF AGREEMENT. In the event of reclassification of the capital stock of the Company or any reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation or any change in capital structure of the Company, all shares obtained as a result thereof by a Series B Shareholder, in addition to or in exchange for or in respect of the Securities subject to this Agreement, shall also be subject hereto as fully as and to the same extent as originally provided herein.

     11. MANDATORY ARBITRATION. In the event of any dispute regarding the meaning, instruction, or intent of this Agreement, or of any matter of performance, fact, law, background, circumstance, or other matter of any kind whatsoever relating to this Agreement, the parties stipulate and agree that such dispute shall be submitted at the written election of any party to binding arbitration in the State of Delaware, conducted in accordance with the commercial rules of the American Arbitration Association ("AAA") in effect as of the Effective Date of this Agreement. One arbitrator agreed upon by the parties shall be appointed, or if the parties cannot agree upon one arbitrator, the AAA will provide a list of three arbitrators with appropriate expertise and each party may strike one. The remaining arbitrator will serve as the arbitrator. Such appointment shall be made within 30 days after the election to arbitrate. Discovery shall be available to the parties subject to the approval and control of the arbitrator. The decision by the arbitrator shall be final and binding on all parties, and may be entered in any court of competent jurisdiction for enforcement. Each of the parties to this Agreement shall keep confidential all information furnished to it pursuant to or in connection with any arbitration proceeding. Unless provided to the contrary herein, all costs of the arbitration and the fees of the arbitrator shall be allocated between the parties as determined by the arbitrator, it being the intention of the parties that the prevailing party in such a proceeding be made whole with respect to its expenses.

     12. COMPLIANCE WITH FCC OWNERSHIP RESTRICTIONS. Each Shareholder acknowledges that the Company has elected and its Shareholders have consented to have the Subsidiary treated, for FCC purposes, as a Designated Entity (as defined by FCC regulations) in connection with the Subsidiary's participation in the FCC's PCS auction process and the Subsidiary's bid for PCS licenses as a Designated Entity. Each Shareholder further acknowledges that the right of each Shareholder to participate in Sections 2, 3 and 4 hereof shall be limited to the extent that such participation would cause the ownership of the capital stock of the Company to be in contravention of applicable FCC regulations, including without limitation, restrictions on foreign ownership, maximum ownership requirements and voting rights. Each Shareholder further acknowledges and agrees that, pursuant to the terms of the Restated Certificate, any transfer of Securities of the Company by any party will be null and void and of no force and effect to the extent that such transfer will cause the Subsidiary to violate applicable FCC rules and regulations. Each Shareholder will provide to the Company, upon the Company's request, such properly signed corporate documents as, in the opinion of legal counsel to the Company, may be necessary or useful (i) to maintain the Subsidiary's status as a Designated Entity and (ii) to comply with the FCC's foreign ownership limitations and other regulations as adopted from time to time.

     13. INFORMATION AND INSPECTION. Subject to the limitations contained in this Section 13, the Company agrees as follows:

         a. Records and Reports. So long as any Securities remain outstanding, the Company will deliver to each Shareholder (provided that the right under this Section 13.a. will not be assignable by any such Shareholder and the Company will not be required to deliver any such information to any assignee or transferee of any such Shareholder):

            (1) as soon as practicable, but in any event within ninety (90) days after the end of each fiscal year of the Company, an income statement for such fiscal year, a balance sheet of the Company and statement of Shareholder's equity as of the end of such year, such year-end financial reports to be in reasonable detail, prepared in accordance with GAAP, and certified by independent public accountants of nationally recognized standing selected by the Company;

            (2) as soon as practicable, but in any event within forty-five (45) days after the end of each of the first three quarters of each fiscal year of the Company, an unaudited profit or loss statement, and an unaudited balance sheet and a statement of shareholder's equity as of the end of such fiscal quarter; and

            (3) such other information relating to the financial condition, business, prospects or corporate affairs of the Company as the Shareholder may from time to time reasonably request, provided, however, that the Company will not be obligated in any event to provide information which it deems in good faith to be a trade secret or similar confidential information.

         b. Inspection. The Company will permit each Shareholder, at such Shareholder's expense, to visit and inspect the Company's properties, to examine its books of account and records and to discuss the Company's affairs, finances and accounts with its officers, all at such reasonable times as may be requested by the Shareholder; provided, however, that the Company will not be obligated to provide access to any information which it reasonably considers to be a trade secret or similar confidential information and provided that the Shareholder does not interfere with the normal business operations of the Company.

         c. Termination of Information and Inspection Covenants. The covenants set forth in Section 13.a. and 13.b. will terminate and be of no further force or effect upon the occurrence of a Qualified Public Offering, as defined in the Company's Restated Certificate, or when the Company first becomes subject to the periodic reporting requirements of Sections 12(g) or 15(d) of the Securities Exchange Act of 1934, whichever event first occurs.

     14. LIMITATION ON TERMINATION OF AGREEMENT. Notwithstanding the Termination of this Agreement pursuant to Section 9 hereof, the Series A Shareholders who hold shares of Series B Common Stock, shall continue to remain bound by Section 12 hereof, and by execution of this Agreement, covenant not to transfer any Series B Shares in a manner that would cause the Subsidiary to lose its status as a Designated Entity.

     15. OTHER PROVISIONS.  The following provisions shall apply to this
Agreement:

         a. Entire Agreement. This Agreement, together with any schedules or exhibits attached hereto and other agreements expressly referred to herein, constitutes the entire agreement between the parties. All prior or contemporaneous agreements, understandings, representations, warranties and statements, oral or written, relating to the subject matter hereof are superseded and merged herein.

         b. Notice. Unless otherwise provided, any notice required or permitted under this Agreement will be given in writing and will be deemed effectively given upon personal delivery to the party to be notified, by telecopy upon the appropriate answer-back, or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page of this Agreement, or at such other address as such party may designate by ten days' advance written notice to the other parties.

         c. Successors and Assigns. Except as otherwise provided in this Agreement, terms and conditions of this Agreement will inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties to this Agreement or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

         d. Further Assurances. Each party agrees to perform any further acts and to execute and deliver any further documents reasonably necessary to or in furtherance of the intent and purposes of this Agreement.

         e. Remedies. All rights, remedies, undertakings, obligations, options, covenants, conditions and agreements contained in this Agreement or provided by law shall be cumulative and no one of them shall be exclusive of any other. A party may pursue any one or more of its rights, options or remedies hereunder or may seek damages or specific performance in the event of any other party's breach hereunder, or may pursue any other remedy by law or equity, whether or not stated in this Agreement.

         f. Replacement of Certificates. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of any certificate representing any of the shares of the Company and indemnification in the case of loss or theft, issue a new certificate representing such shares in lieu of such lost, stolen, destroyed, or mutilated certificate.

         g. Nonwaiver; Amendment. No failure by a party to take action by reason of any default by any other party, whether in a single instance or repeatedly, shall constitute a waiver of any such default or of the performance required of the defaulting party. No express waiver by a party of a provision of this Agreement or a default by a party in any one instance shall be construed as a waiver of the same provision or default in any subsequent instance. No modification, amendment, or discharge of this Agreement shall be valid unless the same is in writing and signed by the Company and by a majority in equity interest (on a fully diluted basis) of the Shareholders. Any amendment or waiver effected in accordance with this paragraph will be binding on each Shareholder and the Company.

         h. Gender and Number. In this Agreement, the masculine, feminine and neuter genders shall be deemed to include one another, as appropriate. Unless the context otherwise requires, words importing the singular number include the plural number and vice versa and where any word or phrase is given a defined meaning in this Agreement, any other part of speech or other grammatical form in respect of such word or phrase shall have a corresponding meaning.

         i. Governing Law. This Agreement shall be governed by and interpreted and constructed in accordance with the internal laws of the State of Delaware, as applied to contracts between Delaware residents entered into and to be performed wholly within Delaware.

         j. Severability; Reformation. Should any one or more of the provisions of this Agreement or of any agreement entered into pursuant to this Agreement be determined by an arbitrator or court of proper jurisdiction to be illegal or unenforceable, then such illegal or unenforceable provision shall be modified by the proper court or arbitrator to the extent necessary and possible to make such provision enforceable, and such modified provision and all other provisions of this Agreement and of each other agreement entered into pursuant to this Agreement shall be given effect separately from the provision or portion thereof determined to be illegal or unenforceable and shall not be affected thereby.

         k. Counterparts. This Agreement may be executed in more than one counterpart, each of which shall be deemed an original, but all of which together shall constitute but one and the same instrument. This Agreement may be executed via facsimile, with original signatures to follow via overnight courier.

         l. Attorneys' Fees. In the event any action is brought for enforcement or interpretation of this Agreement, the prevailing party shall be entitled to recover reasonable attorneys' fees and costs incurred in said action, including enforcement and collection of any judgment or award rendered therein. Said costs and attorneys' fees shall be included as part of the judgment in any such action.

         m. Time of the Essence. Time is of the essence under this Agreement and any amendment, modification or revision of it.

         n. Shareholder's Will. Each individual Shareholder agrees to include in such Shareholder's will direction and authorization to such Shareholder's personal representative to comply with the terms of this Agreement. Each individual Shareholder agrees to have his or her spouse execute a Spousal Consent in substantially the form attached hereto as Exhibit "E."

         o. Aggregation of Stock. All shares held or acquired by affiliated entities or persons will be aggregated for the purpose of determining the availability of any rights under this Agreement.

         p. Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.




               [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties have entered into this Amended and Restated Shareholders' Rights Agreement, effective as of the date and year first written above.



COMPANY                             NEXTWAVE TELECOM INC.,
                                    A DELAWARE CORPORATION


                                    By:
                                       -----------------------------------
                                    Its:
                                       -----------------------------------
























           [Signature Page 1 of 5 to Shareholders' Rights Agreement]

SERIES A SHAREHOLDERS:

                                    FREEDOM MOBILITY, INC., A
                                    CORPORATION FORMED UNDER THE LAWS OF THE
                                    DISTRICT OF COLUMBIA



                                    By:
                                       --------------------------------------
                                    Its:
                                        -------------------------------------

                                    GOOD NEWS COMMUNICATIONS
                                    COMPANY, L.L.C.,
                                    A DELAWARE LIMITED LIABILITY COMPANY



                                    By:
                                       --------------------------------------
                                    Its:
                                        -------------------------------------

                                    JARRAH, INC., A CALIFORNIA CORPORATION



                                    By:
                                       --------------------------------------
                                    Its:
                                        -------------------------------------

                                    MARIN-FINN INDUSTRIES,
                                    A CALIFORNIA CORPORATION



                                    By:
                                       --------------------------------------
                                    Its:
                                        -------------------------------------

                                    NAVATION INC., A CALIFORNIA CORPORATION


                                    By:
                                       --------------------------------------
                                    Its:
                                        -------------------------------------


              [Signature Page 2 to Shareholders' Rights Agreement]

                                    -----------------------------------------
                                    Edward Knapp




                                    -----------------------------------------
                                    Greg Theisen




                                    -----------------------------------------
                                    Kevin Carroll




                                    -----------------------------------------
                                    Mark Gaudino




                                    -----------------------------------------
                                    Szu-Wei Wang




                                    -----------------------------------------
                                    John W. Ketchum




                                    -----------------------------------------
                                    Mark Wallace




                                    -----------------------------------------
                                    Rod Walton



              [Signature Page 3 to Shareholders' Rights Agreement]

SERIES B SHAREHOLDERS:

                                    POHANG STEEL AMERICA CORP.,
                                    A DELAWARE CORPORATION


                                    By:
                                       --------------------------------------
                                    Its:
                                        -------------------------------------

                                    QUALCOMM INCORPORATED,
                                    A DELAWARE CORPORATION


                                    By:
                                       --------------------------------------
                                    Its:
                                        -------------------------------------

                                    SONY ELECTRONICS INC.,
                                    A DELAWARE CORPORATION


                                    By:
                                       --------------------------------------
                                    Its:
                                        -------------------------------------

                                    MANCHESTER RESORTS, L.P.,
                                    A CALIFORNIA LIMITED PARTNERSHIP

                                    BY: MANCHESTER RESORTS,
                                        INCORPORATED, A CALIFORNIA
                                        CORPORATION


                                    By:
                                       --------------------------------------
                                    Its:
                                        -------------------------------------

                                    LG INFOCOMM, INC.,
                                    A CALIFORNIA CORPORATION


                                    By:
                                       --------------------------------------
                                    Its:
                                        -------------------------------------



              [Signature Page 4 to Shareholders' Rights Agreement]

SERIES B SHAREHOLDERS:


                                    KOREA ELECTRIC POWER CORPORATION,
                                    A CORPORATION ORGANIZED UNDER THE LAWS OF
                                    KOREA



                                    By:
                                       --------------------------------------
                                    Its:
                                        -------------------------------------


                                    OCH-ZIFF CAPITAL MANAGEMENT L.P., A LIMITED
                                    PARTNERSHIP ORGANIZED UNDER THE LAWS OF THE
                                    STATE OF DELAWARE


                                    By:  OCH-ZIFF ASSOCIATES,
                                         its General Partner


                                          By:
                                             --------------------------------
                                          Its:
                                              -------------------------------



                                    BASTION CAPITAL CORPORATION



                                    By:
                                       --------------------------------------
                                    Its:
                                        -------------------------------------







              [Signature Page 5 to Shareholders' Rights Agreement]

SERIES B SHAREHOLDERS:

                                    SUK AM CORPORATION, a corporation
                                    organized under the laws of Korea


                                    By:
                                       --------------------------------------
                                    Its:
                                        -------------------------------------


                                    PECO ENERGY COMPANY


                                    By:
                                       --------------------------------------
                                    Its:
                                        -------------------------------------


                                    TRIUMPH-CALIFORNIA LIMITED
                                    PARTNERSHIP


                                    By:
                                       --------------------------------------
                                    Its:
                                        -------------------------------------


                                    TRIUMPH-CONNECTICUT LIMITED
                                    PARTNERSHIP


                                    By:
                                       --------------------------------------
                                    Its:
                                        -------------------------------------


                                    MILLISON NEW MEDIA FUND,
                                    a California Limited Partnership


                                    By:
                                       --------------------------------------
                                    Its:
                                        -------------------------------------



              [Signature Page 6 to Shareholders' Rights Agreement]

SERIES B SHAREHOLDERS:


                                    SEOUL MOBILE TELECOMMMUNICATIONS CORP., a corporation organized under the laws of Korea



                                    By:
                                       --------------------------------------
                                    Its:
                                        -------------------------------------



                                    GENERAL ATLANTIC PARTNERS



                                    By:
                                       --------------------------------------
                                    Its:
                                        -------------------------------------



                                    ILJIN DIAMOND COMPANY, LTD., a corporation organized under the laws of Korea



                                    By:
                                       --------------------------------------
                                         Mr. Kwan Woo Lee, President


                                    CERBERUS PARTNERS, L.P.



                                    By:
                                       --------------------------------------
                                    Its:
                                        -------------------------------------



              [Signature Page 7 to Shareholders' Rights Agreement]

SERIES B SHAREHOLDERS:


                                    NTT DoCoMo, a corporation formed under the laws of Japan



                                    By:
                                       --------------------------------------
                                    Its:
                                        -------------------------------------


                                    THIRD POINT PARTNERS



                                    By:
                                       --------------------------------------
                                    Its:
                                        -------------------------------------


                                    INVOCARE



                                    By:
                                       --------------------------------------
                                    Its:
                                        -------------------------------------


                                    CHOSUN REFRACTORIES CO., LTD., A
                                    CORPORATION ORGANIZED UNDER THE LAWS OF
                                    KOREA



                                    By:
                                       --------------------------------------
                                    Its:
                                        -------------------------------------






              [Signature Page 8 to Shareholders' Rights Agreement]

                                    TELE-COAD VENTURES


                                    By:
                                       --------------------------------------
                                    Its:
                                        -------------------------------------

                                    THE CARLYLE GROUP


                                    By:
                                       --------------------------------------
                                    Its:
                                        -------------------------------------

                                    SWISS TELECOM


                                    By:
                                       --------------------------------------
                                    Its:
                                        -------------------------------------

                                    QUEST CAPITAL COMPANY, LTD..


                                    By:
                                       --------------------------------------
                                    Its:
                                        -------------------------------------

                                    SHINAWATRA GROUP


                                    By:
                                       --------------------------------------
                                    Its:
                                        -------------------------------------

                                    CS FIRST BOSTON CORPORATION


                                    By:
                                       --------------------------------------
                                    Its:
                                        -------------------------------------

                                    J. GOLDMAN & COMPANY


                                    By:
                                       --------------------------------------
                                    Its:
                                        -------------------------------------


              [Signature Page 9 to Shareholders' Rights Agreement]

SERIES B SHAREHOLDERS:

                                    ING CAPITAL


                                    By:
                                       --------------------------------------
                                    Its:
                                        -------------------------------------

                                    ITOCHU CORPORATION


                                    By:
                                       --------------------------------------
                                    Its:
                                        -------------------------------------

                                    LCC, L.L.C., A DELAWARE LIMITED
                                    LIABILITY COMPANY



                                    By:
                                       --------------------------------------
                                    Its:
                                        -------------------------------------




                                    -----------------------------------------
                                    NEIL BENEDICT




                                    -----------------------------------------
                                    MARK VIDERGAUZ




                                    -----------------------------------------
                                    PETER FORMANEK




                                    -----------------------------------------
                                    ADELIA A. COFFMAN



             [Signature Page 10 to Shareholders' Rights Agreement]

SERIES C SHAREHOLDERS:




                                    By:
                                       --------------------------------------
                                    Its:
                                        -------------------------------------



                                    By:
                                       --------------------------------------
                                    Its:
                                        -------------------------------------



                                    By:
                                       --------------------------------------
                                    Its:
                                        -------------------------------------























             [Signature Page 11 to Shareholders' Rights Agreement]